SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  February 18, 1997


                          COCA-COLA ENTERPRISES INC.

             (Exact name of registrant as specified in its charter)



         Delaware                  01-09300                 58-0503352
        (State of            (Commission File No.)        (IRS Employer
      Incorporation)                                    Identification No.)




              2500 Windy Ridge Parkway, Atlanta, Georgia 30339
        (Address of principal executive offices, including zip code)

                               (770) 989-3000
           (Registrant's telephone number, including area code)

















                                             Page 1 of 5 pages
                                             Exhibit Index page 4

Item 5.   Other Events
------    ------------
          On February 18, 1997, Coca-Cola Enterprises Inc. (the "Company") issued a press release announcing a proposal for a 3-for-1 stock split of the Company's common shares. The stock split will be subject to share-owner approval at the Company's Annual Meeting on April 21, 1997.


Item 7.   Financial Statements and Exhibits
------    ---------------------------------

          (c) Exhibits.

          99   Press Release of Coca-Cola Enterprises Inc. issued
               February 18, 1997.










































                                                         Page 2 of 5 pages

              ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COCA-COLA ENTERPRISES INC.
                                     (Registrant)


                                       LOWRY F. KLINE
Date:  February 26, 1997           By:-----------------------------------
                                   Lowry F. Kline
                                   Senior Vice President and
                                   General Counsel



































                                                         Page 3 of 5 pages

                           COCA-COLA ENTERPRISES INC.

                                 EXHIBIT INDEX


Exhibit No.                                                     Page


    99         Press release of Coca-Cola Enterprises Inc.         5
               issued February 18, 1997















































                                                          Page 4 of 5 pages